Fees Summary	Jun. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,290,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,441.30
Total Offset Amount	0.00
Net Fee	$ 76,441.30
Final Prospectus	false